Commitments and contingencies	12 Months Ended
Dec. 31, 2018
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Commitments and contingencies

26. Commitments and contingencies

Operating lease commitments – Group as lessee

Future minimum rentals payable under non-cancellable operating leases as at December 31, 2018 are as follows:

	Year ended December 31,
	2017	2018
Within one year	743,858	331,527
After one year but not more than three years	535,203	204,138
After one year but not more than five years	—	—
More than five years	—	—

	1,279,061	535,665

The Group has entered into a lease for its premises at Fourth Floor, 1 Cavendish Place, London W1G 0QF. The term of the lease agreement is from August 17, 2015 through to August 16, 2025. The total lease expense for the year ended December 31, 2018 was £293,328 (2017: £293,328).

The premises comprise approximately 4,000 sq ft. The principal rent for the premises is £162,960 per annum through December 16, 2016 and £325,920 per annum thereafter, subject to an increase on August 17, 2020 based on the open market value of the premises (the “Principal Rent”). In addition to the Principal Rent, the Group is responsible for value-added tax on the Principal Rent and certain insurance costs and service charges incurred by the landlord.

The Group may break the lease agreement on August 16, 2020 by providing six months’ prior written notice to the landlord. If the Group does not exercise its break option, the landlord will decrease by 50% the Principal Rent for the period from August 16, 2020 through to April 15, 2021.

The Group has entered into a lease for six high-resolution peripheral quantitative computed tomography (HRpQCT) scanners for use in its ongoing clinical studies.

Each scanner has a lease term of 12 months from the date on which delivery of that scanner occurred. The Company has the right to extend the lease period for a further six months at any point during the lease term. This option may be exercised in respect of any of the individual scanners and does not have to be exercised in respect of all the scanners.

Finance leases – Group as lessee

The Group did not have any leasing arrangements classified as finance leases at December 31, 2018 (2017: £nil).

Financial commitments

Each of Mereo BioPharma 1 Limited, Mereo BioPharma 2 Limited and Mereo BioPharma 3 Limited issued to Novartis loan notes (the “Novartis Notes”) (which were assigned by Novartis to the Company in exchange for ordinary shares pursuant to the Subscription Agreement) and each of Mereo BioPharma 1 Limited, Mereo BioPharma 2 Limited and Mereo BioPharma 3 Limited agreed to make future payments to Novartis comprising amounts equal to ascending specified percentages of tiered annual worldwide net sales (beginning at high single digits and reaching into double digits at higher sales) by such subsidiary of products that include the assets acquired. The levels of ascending percentages of tiered annual worldwide net sales are the same for each of Mereo BioPharma 1 Limited, Mereo BioPharma 2 Limited and Mereo BioPharma 3 Limited under the respective Purchase Agreements.

Each of Mereo BioPharma 1 Limited, Mereo BioPharma 2 Limited and Mereo BioPharma 3 Limited further agreed that in the event it transfers, licenses, assigns or leases all or substantially all of its assets, it will pay Novartis a percentage of the proceeds of such transaction. The Company will retain the majority of the proceeds from such a transaction. Such percentage is the same for each of Mereo BioPharma 1 Limited, Mereo BioPharma 2 Limited and Mereo BioPharma 3 Limited under the respective Purchase Agreements. The payment of a percentage of proceeds is not payable with respect to any transaction involving equity interests of Mereo BioPharma Group plc, a merger or consolidation of Mereo BioPharma Group plc, or a sale of any assets of Mereo BioPharma Group plc.

In October 2017, the Group’s wholly owned subsidiary Mereo BioPharma 4 Limited entered into an exclusive license and option agreement (the “License Agreement”), to obtain from AstraZeneca an exclusive worldwide, sub-licensable license under AstraZeneca’s intellectual property rights relating to MPH-966, with an option to acquire such intellectual property rights following commencement of a pivotal trial and payment of related milestone payments (the “Option”), together with the acquisition of certain related assets. Upon entering into the License Agreement, the Group made a payment of $3.0 million and issued 490,798 ordinary shares to AstraZeneca, for an aggregate upfront payment equal to $5.0 million. In connection with certain development and regulatory milestones, the Group has agreed to make payments of up to $115.5 million in the aggregate and issue additional ordinary shares to AstraZeneca for licensed products containing MPH-966. In addition, the Group has agreed to make payments to AstraZeneca based on specified commercial milestones of the product. The Group has also agreed to pay a specified percentage of sub-licensing revenue to AstraZeneca and to make royalty payments to AstraZeneca equal to ascending specified percentages of tiered annual worldwide net sales by the Group of licensed products (subject to certain reductions), ranging from the high single digits to low double digits. Royalties will be payable on a licensed-product-by-licensed-product and country-by-country basis until the later of ten years after the first commercial sale of such licensed product in such country and expiration of the last patent covering such licensed product in such country that would be sufficient to prevent generic entry. Under the License Agreement, the Group may freely grant sub-licenses to affiliates upon notice to AstraZeneca and must obtain AstraZeneca’s consent, which is not be unreasonably withheld, to grant sub-licenses to a third party. The Group has agreed to use commercially reasonable efforts to develop and commercialize at least one licensed product.

The License Agreement will expire on the expiry of the last-to-expire royalty term with respect to all licensed products. Upon the expiration of the royalty term for a licensed product in a particular country, the licenses to the Group for such product in such country will become fully paid and irrevocable. Prior to exercise of the Option, if at all, the Group may terminate the License Agreement upon prior written notice. Either party may terminate the agreement upon prior written notice for the other party’s material breach that remains uncured for a specified period of time or insolvency. AstraZeneca has agreed to a three-year non-competition restriction in relation to the direct or indirect commercialization or development of NE inhibitors for the treatment of AATD. In addition, AstraZeneca agreed not to assert any AstraZeneca intellectual property rights that were included in the scope of the License Agreement against the Group.